SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 27, 2004
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)




                                RSV BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                  0- 49696              23-3102103
----------------------------         ----------             -------------
(State or other jurisdiction         (File No.)             (IRS Employer
     of incorporation)                                 Identification Number)


  2000 Mt. Troy Road, Pittsburgh, Pennsylvania           15212
  --------------------------------------------           -----
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (412) 322-6107
                                                    --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

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                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5. Other Events
--------------------

     As previously reported, effective July 1, 2004, the Board of Directors of the Registrant and the Board of Directors of the Registrant's wholly-owned subsidiary bank changed the name of the Registrant from "Reserve Bancorp, Inc." to "RSV Bancorp, Inc." and the name of the bank from "Reserve Bank" to "Mt. Troy Bank."

     Effective July 27, 2004, as a result of the name change, the Registrant's stock trading symbol was changed from RSVB to RSVI. The Registrant's common stock trades on the OTC Electronic Bulletin Board.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            RSV Bancorp, Inc.



Date: July 27, 2004                         By:       /s/Gerard R. Kunic
                                                      --------------------------
                                                      Gerard R. Kunic, President